              THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
             AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 2000,
                                UNLESS EXTENDED.

                              AES Ironwood, L.L.C.

                              LETTER OF TRANSMITTAL


           Offer To Exchange Its 8.857% Senior Secured Bonds due 2025
           Which Have Been Registered Under The Securities Act of 1933
     For Any And All Of Its Outstanding 8.857% Senior Secured Bonds due 2025
               Pursuant To The Prospectus Dated ___________, 2000

                  The exchange agent for the exchange offer is:

                              THE BANK OF NEW YORK


             By Facsimile:                    By Mail or Hand (9:00 a.m. to 5:00 p.m., local time):

             (212) 815-6339                                     The Bank of New York
      Attention: Terence Rawlings                              101 Barclay Street, 7E
Confirm by Telephone to: (212) 815-5988                       New York, New York  10286
                                                              Attention: Terence Rawlins


Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of this Letter of Transmittal via facsimile to a number other than as set forth above does not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

         This Letter of Transmittal is to be completed by holders of old bonds (as defined below) if either (i) old bonds are to be forwarded herewith, or (ii) tenders of old bonds are to be made by book-entry transfer to an account maintained by The Bank of New York (the "exchange agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer - Procedures for Tendering" in the prospectus. An "agent's message" (as defined below) may also be used in lieu of physically completing, executing and delivering to the exchange agent this Letter of Transmittal, if delivery of the old bonds is to be made through the DTC's automated tender offer program. The "agent's message" means a message, transmitted by the DTC and received by the exchange agent and forming part of the confirmation of book-entry ("book-entry confirmation"), which states that the DTC has received an express acknowledgment from a participant tendering old bonds which are the subject of such book-entry confirmation and that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the agreement may be enforced against such participant. For additional information regarding DTC's automated tender offer program, please refer to "The Exchange Offer - Procedures for Tendering - Tendering Through the DTC's Automated Tender Offer Program" section of the prospectus.


         Holders of old bonds whose certificates for such old bonds are not immediately available or who cannot deliver their certificates, this Letter of Transmittal and all other required documents to the exchange agent on or prior to the expiration date or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their old bonds according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering" in the prospectus.

       Delivery of documents to DTC does not constitute delivery to the exchange agent.


                   NOTE: SIGNATURES MUST BE PROVIDED BELOW
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

         List below the old bonds of which you are a holder. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 3.


                    ALL TENDERING HOLDERS COMPLETE THIS BOX:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       Description of Old Bonds Tendered
--------------------------------------------------------------------------------


Name(s) and Address(es) of Registered Holder(s)                              Old Bonds Tendered
             (Fill in, if blank)
------------------------------------------------------------------------------------------------------------------------
                                                     |       Certificate                                                |
                                                     |         Number(s)*            Principal          Principal       |
                                                     |          (Attach            Amount (Attach         Amount        |
                                                     |      additional list       additional list      Tendered (if     |
                                                     |       if necessary)         if necessary)      less than all)**  |
                                                     |                                                                  |
                                                     |      ---------------       $ -------------     $ ------------    |
                                                     |                                                                  |
                                                     |      ---------------       $ -------------     $ ------------    |
                                                     |                                                                  |
                                                     |      ---------------       $ -------------     $ ------------    |
                                                     |                                                                  |
                                                     |      ---------------       $ -------------     $ ------------    |
                                                     |                                                                  |
                                                     |                                                                  |
              Total Amount Tendered:                 |      ---------------       $ -------------     $ ------------    |
                                                     |                                                                  |
------------------------------------------------------------------------------------------------------------------------

o     Check here if any additional lists are attached.

* Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.

** Need not be completed if tendering for exchange all old bonds held. Old bonds may be tendered in whole or in part in integral multiples of $1,000 principal amount. All old bonds held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(Boxes Below To Be Checked By Eligible Institutions Only. See Instruction 1.)

o     Check here if tendered old bonds are enclosed herewith.

o Check here if tendered old bonds are being delivered by book-entry transfer made to the account maintained by the exchange agent at DTC and complete the following:

Name of Tendering Institution:
                              --------------------------------------------------

DTC Account Number:
                   -------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------

o Check here and enclose a photocopy of the Notice of Guaranteed Delivery if tendered old bonds are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the exchange agent and complete the following:

Name(s) of Registered Holder(s):
                                ------------------------------------------------

Window Ticket Number (if any):
                              --------------------------------------------------

Date of Notice of Guaranteed Delivery:
                                      ------------------------------------------

Institution Which Guaranteed Delivery:
                                      ------------------------------------------

If Guaranteed Delivery is to be made by book-entry transfer:
                                                            --------------------

Name of Tendering Institution:
                              --------------------------------------------------

DTC Account Number:
                   -------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------


o Check here if you are a broker-dealer who acquired old bonds for your own account as a result of market-making activities or other trading activities (a "Participating Broker-Dealer") and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------


        ------------------------------------------------------------------------

Telephone Number and Contact Person:
                                    --------------------------------------------

Ladies and Gentlemen:

         The undersigned hereby tenders to AES Ironwood, L.L.C., a Delaware limited liability company ("AES Ironwood" or the "Company"), the above described principal amount of AES Ironwood's 8.857% Senior Secured Bonds due 2025 (the "old bonds") in exchange for a like principal amount of AES Ironwood's 8.857% Senior Secured Bonds due 2025 (the "new bonds"), which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the prospectus dated ___________, 2000 (as the same may be amended or supplemented from time to time, the "prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the prospectus, constitute the "exchange offer").

         Subject to and effective upon the acceptance for exchange of the old bonds tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of AES Ironwood all right, title and interest in and to such old bonds as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the exchange agent as its agent and attorney-in-fact (with full knowledge that the exchange agent is also acting as agent of AES Ironwood in connection with the exchange offer and as trustee under the indenture for the old bonds and the new bonds) with respect to the tendered old bonds, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to: (i) deliver such old bonds to AES Ironwood together with all accompanying evidences of transfer and authenticity to, or upon the order of, AES Ironwood upon receipt by the exchange agent, as the undersigned's agent, of the new bonds to be issued in exchange for such old bonds; (ii) present certificates for such old bonds for transfer, and to transfer such old bonds on the account books maintained by DTC; and (iii) receive for the account of AES Ironwood all benefits and otherwise exercise all rights of beneficial ownership of such old bonds, all in accordance with the terms and conditions of the exchange offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the old bonds tendered hereby and that, when the same are accepted for exchange, AES Ironwood will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the old bonds tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by AES Ironwood or the exchange agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the old bonds tendered hereby. The undersigned has read and agrees to all of the terms of the exchange offer.

         The name(s) and address(es) of the registered holder(s) of the old bonds tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such old bonds. The certificate number(s) and the old bonds that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered old bonds are not exchanged pursuant to the exchange offer for any reason, or if certificates are submitted for more old bonds than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered old bonds will be returned (or, in the case of old bonds tendered by book-entry transfer, such old bonds will be credited to an account maintained at
DTC), without expense to the tendering holder promptly following the expiration or termination of the exchange offer.

         The undersigned understands that tenders of old bonds pursuant to any one of the procedures described in "The Exchange Offer - Procedures for Tendering" in the prospectus and in the instructions herein will, upon AES Ironwood's acceptance for exchange of such tendered old bonds, constitute a binding agreement between the undersigned and AES Ironwood upon the terms and subject to the conditions of the exchange offer. The undersigned recognizes that, under certain circumstances set forth in the prospectus, AES Ironwood may not be required to accept for exchange any of the old bonds tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the new bonds be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of old bonds, that such new bonds be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing old bonds not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of old bonds, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver new bonds to the undersigned at the address shown below the undersigned's signature.

         By tendering old bonds and executing this Letter of Transmittal, the undersigned hereby represents and agrees that:

         (i) The undersigned is not an "affiliate" of AES Ironwood (within the meaning of Rule 405 under the Securities Act), or if the undersigned is an affiliate, the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

         (ii) Any new bonds to be received by the undersigned are being acquired in the ordinary course of its business; and

         (iii) The undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of new bonds to be received in the exchange offer.

         If the undersigned is not a broker-dealer, by tendering old bonds and executing this Letter of Transmittal, the undersigned represents and agrees that it is not engaged in, and does not intend to engage in, a distribution of new bonds. If the undersigned is a broker-dealer that will receive new bonds for its own account in exchange for old bonds pursuant to the exchange offer, by tendering old bonds and executing this Letter of Transmittal, the undersigned represents and agrees that such old bonds were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of new bonds (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities
Act). AES Ironwood has agreed that starting on the expiration date and ending on the close of business on the first anniversary of the expiration date, it will make the prospectus available to any participating broker-dealer in connection with any such resale.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the prospectus and in the instructions contained in this Letter of Transmittal, this tender is irrevocable.

PLEASE SIGN HERE                                             PLEASE SIGN HERE

-----------------------------------------------              -----------------------------------------------
             Authorized Signature                                              Authorized Signature

Name:                                                        Name:
     ------------------------------------------                   ------------------------------------------

Title:                                                       Title:
      -----------------------------------------                    -----------------------------------------

Address:                                                     Address:
        ---------------------------------------                      ---------------------------------------

Telephone Number:                                            Telephone Number:
                 ------------------------------                               ------------------------------

Dated:                                                       Dated:
      -----------------------------------------                    -----------------------------------------


-----------------------------------------------              -----------------------------------------------
           Taxpayer Identification or                                     Taxpayer Identification or
             Social Security Number                                         Social Security Number


         (NOTE: Signature(s) must be guaranteed if required by Instructions 2 and 5. This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on certificate(s) for the old bonds hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith, including such opinions of counsel, certifications and other information as may be required by AES Ironwood or the trustee for the old bonds to comply with the restrictions on transfer applicable to the old bonds. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instructions 2 and 5. Please complete substitute Form W-9 below.)

                          Guarantee of Signature(s)
                   (If required--see Instructions 2 and 5)


Signature(s) Guaranteed by
an Eligible Institution:                                      Date:
                        ----------------------------          --------------------------------------------------
                            Authorized Signature

Name of Eligible Institution
Guaranteeing Signature:
                       ------------------------------------------------------------------------------------------

                                                         Address:
Capacity (full title):                                          -------------------------------------------------
                      ------------------------------            -------------------------------------------------
Telephone Number:                                               -------------------------------------------------
                                                                -------------------------------------------------

SPECIAL ISSUANCE INSTRUCTIONS (See                           SPECIAL DELIVERY INSTRUCTIONS (See
Instructions 2, 5 and 6)                                     Instructions 2, 5 and 6)

To be completed ONLY if the new bonds or any old             To be completed ONLY if new bonds or any old
bonds that are not tendered are to be issued in the          bonds that are not tendered are to be sent to
name of someone other than the registered holder(s)          someone other than the registered holder(s) of the
of the old bonds whose name(s) appear(s) above.              old bonds whose name(s) appear(s) above, or to
                                                             such registered holder(s) at an address other than
                                                             that shown above.

Issue:                                                       Mail:

o   Old bonds not tendered, to:                              o   Old bonds not tendered, to:



o   New bonds, to:                                           o   New bonds, to:

Name(s)                                                      Name(s)
       ---------------------------------------------                ---------------------------------------------

Address                                                      Address
       ---------------------------------------------                ---------------------------------------------


       ---------------------------------------------                ---------------------------------------------

Telephone Number                                             Telephone Number


----------------------------------------------------         ----------------------------------------------------
               (Tax Identification or                                     (Tax Identification or
                Social Security Number)                                    Social Security Number)

                                  INSTRUCTIONS
        (Forming part of the terms and conditions of the exchange offer)


         1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer Procedures for Tendering" in the prospectus. Certificates, or timely confirmation of a book-entry transfer of such old bonds into the exchange agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal (or if applicable, an "agents message" (as defined above)), must be received by the exchange agent at its address set forth herein on or prior to the expiration date. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of old bonds into the exchange agent's account at DTC. Old bonds may be tendered in whole or in part in integral multiples of $1,000 principal amount. The minimum denomination of new bonds issued will be $100,000 with integral multiples of $1,000 in excess thereof.

         Holders who wish to tender their old bonds and: (i) whose certificates for such old bonds are not immediately available; (ii) who cannot deliver their certificates, this Letter of Transmittal and all other required documents to the exchange agent prior to the expiration date; or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their old bonds by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer - Procedures for Tendering" in the prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the exchange agent prior to the expiration date; and (iii) the certificates (or a book-entry confirmation) representing all tendered old bonds, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the exchange agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer - Procedures for Tendering" in the prospectus.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the exchange agent and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For old bonds to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a Notice of Guaranteed Delivery prior to the expiration date. As used herein and in the prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

         The method of delivery of old bonds, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering holder, and delivery will be deemed made only when actually received by the exchange agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery and proper insurance should be obtained. No Letter of Transmittal or old bonds should be sent to AES Ironwood. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect these transactions for such holders.

         AES Ironwood will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if: (i) this Letter of Transmittal is signed by the registered holder (which shall include any participant in DTC whose name appears on a security position listing as the owner of the old bonds) of old bonds tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or (ii) such old bonds are tendered for the account of a firm that is an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

         3. Inadequate Space. If the space provided in the box captioned "Description of Old Bonds Tendered" is inadequate, the certificate number(s) and/or the principal amount of old bonds and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

         4. Partial Tenders and Withdrawal Rights. Tenders of old bonds will be accepted only in integral multiples of $1,000 principal amount. If less than all the old bonds evidenced by any certificate submitted are to be tendered, fill in the principal amount of old bonds which are to be tendered in the box entitled "Principal Amount Tendered (if less than all)." In such case, new certificate(s) for the remainder of the old bonds that were evidenced by the old certificate(s) will be sent to the tendering holder, unless the appropriate boxes on this Letter of Transmittal are completed, promptly after the expiration date. All old bonds represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of old bonds may be withdrawn at any time prior to the expiration date. In order for a withdrawal to be effective, a written, telegraphic or facsimile transmission of such notice of withdrawal must be timely received by the exchange agent at its address set forth above prior to the expiration date. Any such notice of withdrawal must specify the name of the person who tendered the old bonds to be withdrawn, the aggregate principal amount of old bonds to be withdrawn, and (if certificates for such old bonds have been tendered) the name of the registered holder of the old bonds as set forth on the certificate(s), if different from that of the person who tendered such old bonds. If certificates for old bonds have been delivered or otherwise identified to the exchange agent, the notice of withdrawal must specify the serial numbers on the particular certificates for the old bonds to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of old bonds tendered for the account of an Eligible Institution. If old bonds have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer - Procedures for Tendering," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of old bonds and must otherwise comply with the procedures of DTC. Withdrawals of tenders of old bonds may not be rescinded. Old bonds properly withdrawn will not be deemed validly tendered for purposes of the exchange offer, but may be retendered at any subsequent time prior to the expiration date by following any of the procedures described in the prospectus under "The Exchange Offer - Procedures for Tendering."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by AES Ironwood, in its sole discretion, which determination shall be final and binding on all parties. None of AES Ironwood, any affiliates of AES Ironwood, the exchange agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any old bonds which have been tendered but which are withdrawn will be returned to the holder thereof promptly after withdrawal.

         5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the old bonds tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) or on a security position listing, without alteration, enlargement or any change whatsoever.

         If any of the old bonds tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered old bonds are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are names in which certificates are registered.

         If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to AES Ironwood, in its sole discretion, of such persons' authority to so act.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the old bonds listed and transmitted hereby, the certificate(s) must be endorsed or accompanied by appropriate bond power(s), signed exactly as the name(s) of the registered owner appear(s) on the certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as AES Ironwood or the trustee for the old bonds may require in accordance with the restrictions on transfer applicable to the old bonds. Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

         6. Special Issuance and Delivery Instructions. If new bonds or certificates for old bonds not exchanged are to be issued in the name of a person other than the signer of this Letter of Transmittal, or are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering old bonds by book-entry transfer may request that old bonds not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, old bonds not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC.

         7. Irregularities. AES Ironwood will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of old bonds, which determination shall be final and binding on all parties. AES Ironwood reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of which may, in the view of counsel to AES Ironwood, be unlawful. AES Ironwood also reserves the right, exercising reasonable discretion and subject to applicable law, to waive any of the conditions of the exchange offer set forth in the prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any defect or irregularity in any tender of old bonds of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. AES Ironwood's interpretation of the terms and conditions of the exchange offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of old bonds will be deemed to have been validly made until all defects or irregularities with respect to such tender have been cured or waived. None of AES Ironwood, any affiliates of AES Ironwood, the exchange agent, or any other person shall be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

         8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the exchange agent at its address and telephone number set forth above. Additional copies of the prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the exchange agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9. Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a holder whose tendered old bonds are accepted for exchange is required to provide the exchange agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the exchange agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to old bonds exchanged pursuant to the exchange offer may be subject to 31% backup withholding.

         The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the exchange agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the exchange agent. The exchange agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the exchange agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the exchange agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         The holder is required to give the exchange agent the TIN (e.g., social security number or employer identification number) of the registered owner of the old bonds or of the last transferee appearing on the transfers attached to, or endorsed on, the old bonds. If the old bonds are registered in more than one name or are not in the name of the actual owner, consult the Instructions to Form W-9 (Request for Identification Number and Certification) for additional guidance on which number to report.

         Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the Instructions to Form W-9 (Request for Identification

Number and Certification) for additional guidance on which holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         10. Mutilated, Lost, Destroyed or Stolen Certificates. If any certificate representing old bonds has been mutilated, lost, destroyed or stolen, the holder should promptly notify the exchange agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen certificates have been followed.

         11. Security Transfer Taxes. Holders who tender their old bonds for exchange will not be obligated to pay any transfer taxes in connection therewith, except that if new bonds are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the old bonds tendered, or if a transfer tax is imposed for any reason other than the exchange of old bonds in connection with the exchange offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such transfer tax or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer tax will be billed directly to such tendering holder.

         Important: This Letter of Transmittal (or a facsimile thereof), together with certificates representing tendered old bonds or a book entry confirmation and all other required documents, must be received by the exchange agent prior to the expiration date.

          TO BE COMPLETED BY ALL TENDERING HOLDERS (See Instruction 9)

                       PAYER'S NAME: THE BANK OF NEW YORK



SUBSTITUTE                    PART I-PLEASE PROVIDE YOUR              Social Security Number OR
Form W-9                      TIN ON THE LINE AT RIGHT AND              Employer Identification Number
                              CERTIFY BY SIGNING AND
                              DATING BELOW                            ------------------------------------

Department of the             PART II-CERTIFICATION-Under penalties of perjury, I certify that:
Treasury Internal             (1)  The number shown on this form is my correct taxpayer identification number
Revenue Service                    (or I am waiting for a number to be issued to me);

Payer's Request for           (2)  I am not subject to backup withholding either because: (a) I am exempt from
Taxpayer Identification            backup withholding; (b) I have not been notified by the Internal Revenue Service
Number (TIN)                       ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                              (3)  Any other information provided on this form is true and correct.


                              Certification Instructions-You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.


                              SIGNATURE
                                       ------------------------------------------------------------------------------------
                              PRINTED NAME
                                          ---------------------------------------------------------------------------------
                              DATE
                                  -----------------------------------------------------------------------------------------

                              PART III--Awaiting TIN o

----------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New bonds shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.


SIGNATURE:                                             DATE:
          -------------------------------------             --------------------